UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  September 19, 2004

                     Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 424 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

 (b) On September 19, 2004, Nick DeMare tendered his resignation from Dial Thru International Corporation's Board of Directors, effective immediately. The resignation of Mr. DeMare did not involve any disagreements with the Company on any matter relating to the Company's operations, policies or practices. Mr. DeMare has not requested that any matter be disclosed.


                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Dial Thru International Corporation


 Date:  September 23, 2004          By:  /s/ Allen Sciarillo
                                         --------------------
                                         Allen Sciarillo
                                         Chief Financial Officer, Secretary,
                                         (Principal Accounting Officer and
                                         Principal Financial Officer) and
                                         Director